UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2014

Platform Specialty Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) is being filed to amend the Current Report on Form 8-K filed by Platform Specialty Products Corporation (“Platform”) with the Securities and Exchange Commission (the “SEC”) on November 3, 2014, as amended by Amendment No.1 on Form 8-K/A filed by Platform with the SEC on November 21, 2014 (as amended, the “Original Form 8-K”).

Item 8.01	Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on October 21, 2014 by Platform, Platform entered into a Share Purchase Agreement with Nalozo S.à.r.l., pursuant to which Platform agreed to acquire Arysta LifeScience Limited (“Arysta”) for approximately $3.51 billion, subject to customary closing conditions (the “Arysta Acquisition”). There can be no assurance that the proposed Arysta Acquisition will close, or be completed in the time frame, on the terms or in the manner currently anticipated.

Platform voluntarily filed the Original Form 8-K with Arysta’s (i) audited consolidated balance sheets as of January 1, 2012 and December 31, 2013 and 2012 and the related audited consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the two years in the period ended December 31, 2013, prepared in accordance with International Financial Reporting Standards (the “Audited Financial Statements”), and (ii) unaudited consolidated balance sheet as of June 30, 2014 and the related unaudited consolidated statements of income, comprehensive income, changes in equity and cash flows for the six-month period ended June 30, 2014 and 2013 (the “June Financial Statements”).

The purpose of this Amendment No. 2 is to further amend the Original Form 8-K by making certain revisions to Arysta’s (i) consolidated income statement and the related note 6 “Earnings (loss) per Share” to the Audited Financial Statements (the “Audited Financial Statements Revisions”), and (ii) interim condensed consolidated income statement and the related note 5 “Earnings (loss) per Share” to the June Financial Statements (the “June Financial Statements Revisions”). Such revisions were made in order to reflect earnings attributable to non-controlling interests in earnings per share from continuing operations and basic and diluted earnings (loss) per share.

Copies of the Audited Financial Statements Revisions and the June Financial Statements Revisions are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference in this Item 8.01. Other than as set forth above, no other changes have been made to the Original Form 8-K. This Amendment No. 2 speaks as of the filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original Form 8-K except as stated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Revised Arysta’s consolidated income statement and the related note 6 “Earnings (loss) per Share” to the Audited Financial Statements.

99.2	Revised Arysta’s interim condensed consolidated income statement and the related note 5 “Earnings (loss) per Share” to the June Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

December 12, 2014	By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Revised Arysta’s consolidated income statement and the related note 6 “Earnings (loss) per Share” to the Audited Financial Statements.

99.2	Revised Arysta’s interim condensed consolidated income statement and the related note 5 “Earnings (loss) per Share” to the June Financial Statements.